UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

               Date of Report:  June 14, 2002
      (Date of Earliest Event Reported:  May 29, 2002)


                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware                   1-14365         76-0568816
(State or other jurisdiction  (Commission    (I.R.S. Employer
 of incorporation or           File Number)   Identification No.)
 organization)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

                       (713) 420-2600
    (Registrant's telephone number, including area code)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 29, 2002, we announced our intent to sell natural gas gathering assets in the San Juan Basin to El Paso Energy Partners, L.P. for an estimated $800 million. These assets include approximately 6,000 miles of gathering lines that are connected to over 9,500 wells producing natural gas from the San Juan Basin located in northwest New Mexico as well as other midstream assets and investments in that region. This sale is subject to the approval of both our and El Paso Energy Partners' Boards of Directors, clearance by El Paso Energy Partners' Special Conflicts Committee and regulatory review and approvals. Closing of this sale is anticipated no earlier than the fourth quarter of 2002.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

b. Unaudited Pro Forma Financial Statements

       The   accompanying  unaudited  pro  forma   financial
statements   are   based  on  our  historical   consolidated
financial statements as of and for the quarter ended March 31, 2002, and for the year ended December 31, 2001, adjusted for the effects of the expected sale of our San Juan Basin gathering assets, as well as the completed sale of our Texas and New Mexico midstream assets to El Paso Energy Partners in April 2002. The unaudited pro forma
balance   sheet  as   of  March  31,  2002,   assumes  these
dispositions  occurred  on   the  balance   sheet  date. The
unaudited  pro forma statements  of income  for  the quarter
ended    March   31,   2002,   and   for  the   year   ended
December 31, 2001, assume  these  dispositions  occurred  on
January   1,  2001.   The  unaudited   pro  forma  financial
statements should not   be   construed  to  be indicative of
future results or results that actually would have occurred if the transactions had occurred at the dates presented.
In  addition,  these pro forma   financial  statements  were
prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not reflected the estimated gain on our sale of the San Juan Basin gathering assets in income, made any assumptions or adjustments for possible increases in distributions by El Paso Energy Partners or assumed any additional cost savings or synergies that might occur following these transactions.

       The accompanying unaudited pro forma financial statements should be read in conjunction with the historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2001, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. The pro forma adjustments require us to use estimates and assumptions based on currently available information, including assumptions about the specific assets to be sold in the San Juan transaction, assumptions regarding the terms of the San Juan transaction, estimates of costs directly attributable to the San Juan assets since these assets have been historically managed and operated as part of our overall portfolio of midstream assets in our Field Services segment and estimated income tax rates. We believe that these estimates and assumptions are reasonable, and that the significant effects of the transactions discussed above are properly reflected. However, actual results may differ from the estimates and assumptions used. Factors that may affect the pro forma financial statements presented in this Current Report on Form 8-K include the following:

     * Final determination of the specific assets to be included in the San Juan transaction and the final negotiated terms of the transaction;
     * Completion of due diligence procedures by El Paso Energy Partners and a fairness evaluation by us;
     *    Approval   and   recommendation  of  the San Juan
          transaction by  El Paso Energy Partners'  Special
          Conflicts Committee;
     *    Approval  of both our and El Paso Energy Partners'
          Boards of Directors; and
     * Review and approval of the San Juan transaction by the Federal Trade Commission.

                     EL PASO CORPORATION
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                    AS OF MARCH 31, 2002
                        (In millions)

                                        El Paso      Pro Forma    Pro Forma
                                      Historical    Adjustments    Adjusted
                                      ----------    -----------   ---------

            ASSETS
Current assets
   Cash and cash equivalents           $  1,259    $   800 (a)   $  1,259
                                                       539 (b)
                                                    (1,339)(c)
   Accounts and notes receivable,net      7,163        (17)(a)      7,146
   Other current assets                   4,422          -          4,422
                                       ---------   --------       -------
       Total current assets              12,844        (17)        12,827
                                       ---------   --------       -------
Property, plant and equipment, net       24,304       (323)(a)     23,397
                                                       190 (b)
                                                      (774)(b)
                                       ---------   --------       -------
Other assets
   Investments in unconsolidated
     affiliates                           4,889         (2)(a)      4,893
                                                         6 (b)
   Other                                  6,520         54 (d)      6,574
                                       ---------   --------       -------
                                         11,409         58         11,467
                                       ---------   --------       -------
        Total assets                   $ 48,557   $   (866)      $ 47,691
                                       =========   ==========     ========

 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable                    $  6,135   $      -       $  6,135
   Short-term borrowings and
     other financing obligations          2,674     (1,339)(c)      1,335
   Other                                  3,517         (6)(a)      3,864
                                                        56 (b)
                                                       297 (d)
                                       ---------   --------       -------
        Total current liabilities        12,326       (992)        11,334
                                       ---------   --------       -------
Long-term debt and other
  financing obligations                  14,698          -         14,698
                                       ---------   --------       -------
Other liabilities
   Deferred income taxes                  4,513        (71)(b)      4,347
                                                       (95)(d)
   Other                                  3,482         40 (a)      3,498
                                                       (24)(b)
                                       ---------   --------       -------
                                          7,995       (150)         7,845
                                       ---------   --------       -------
Commitments and contingencies

Securities of subsidiaries                4,184          -          4,184
                                       ---------   --------       -------
Stockholders' equity
   Common stock                           1,620          -          1,620
   Additional paid-in capital             3,183          -          3,183
   Retained earnings                      5,169        424 (a)      5,445
                                                      (148)(d)
   Other, net                              (618)         -           (618)
                                       ---------   --------       -------
     Total stockholders' equity           9,354        276          9,630
                                       ---------   --------       -------
        Total liabilities and
         stockholders' equity         $  48,557   $   (866)      $ 47,691
                                       =========   ========       =======

                         See accompanying notes.

                     EL PASO CORPORATION
   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
            FOR THE QUARTER ENDED MARCH 31, 2002
                         (In millions)


                                        El Paso     Pro Forma    Pro Forma
                                      Historical   Adjustments   Adjusted
                                      ----------   -----------  ---------

Operating revenues                     $ 13,188    $   (112)(e)  $ 13,083
                                                          7 (f)
                                       ---------    --------      -------
Operating expenses
   Cost of products and services         11,025         (32)(e)    10,993
   Operation and maintenance                696         (23)(e)       674
                                                          1 (f)
   Merger-related costs and
     asset impairments                      342           -           342
   Ceiling test charge                       33           -            33
   Depreciation, depletion and
     amortization                           375          (5)(e)       371
                                                          1 (f)
   Taxes, other than income taxes            92          (6)(e)        86
                                       ---------    --------      -------
                                         12,563         (64)       12,499
                                       ---------    --------      -------
Operating income                            625         (41)          584
                                       ---------    --------      -------
Other income, net                            59           -            59
                                       ---------    --------      -------
Income before interest, income
  taxes and other charges                   684         (41)          643
                                       ---------    --------      -------
Interest and debt expense                   307          (9)(g)       298
Minority interest                            40           -            40
Income taxes                                108         (17)(e)(f)     91
                                       ---------    --------      -------
                                            455         (26)          429
                                       ---------    --------      -------
Income from continuing operations     $     229    $    (15)     $    214
                                       =========    ========      =======

Basic earnings per common share
   Income from continuing operations  $    0.44                  $   0.41
                                       =========                  =======
Diluted earnings per common share
   Income from continuing operations  $    0.43                  $   0.40
                                       =========                  =======
Basic average common shares
  outstanding                               527                       527
                                       =========                  =======
Diluted average common shares
  outstanding                               538                       538
                                       =========                  =======

                   See accompanying notes.

                     EL PASO CORPORATION
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
            FOR THE YEAR ENDED DECEMBER 31, 2001
                         (In millions)


                                        El Paso    Pro Forma     Pro Forma
                                      Historical   Adjustments   Adjusted
                                      ----------   -----------  ---------

Operating revenues                     $ 57,475    $   (566)(e)  $ 56,918
                                                          9 (f)
                                       ---------    --------      -------
Operating expenses
   Cost of products and services         50,043        (246)(e)    49,797
   Operation and maintenance              2,906        (102)(e)     2,806
                                                          2 (f)
   Merger-related costs and
     asset impairments                    1,843           -         1,843
   Ceiling test charge                      135           -           135
   Depreciation, depletion and
     amortization                         1,359         (52)(e)     1,310
                                                          3 (f)
   Taxes, other than income taxes           356         (11)(e)       345
                                       ---------    --------      -------
                                         56,642        (406)       56,236
                                       ---------    --------      -------
Operating income                            833        (151)          682
                                       ---------    --------      -------
Other income, net                           788           3 (e)       791
                                       ---------    --------      -------
Income before interest, income
  taxes and other charges                 1,621        (148)        1,473
                                       ---------    --------      -------
Interest and debt expense                 1,155         (37)(g)     1,118
Minority interest                           217           -           217
Income taxes                                182         (65)(e)(f)    117
                                       ---------    --------      -------
                                          1,554        (102)        1,452
                                       ---------    --------      -------
Income from continuing operations     $      67    $    (46)     $     21
                                       =========    ========      =======
Basic and diluted earnings per
  common share
  Income from continuing operations   $    0.13                  $   0.04
                                       =========                  =======
Basic average common shares
  outstanding                               505                       505
Diluted average common shares          =========                  =======
  outstanding                               516                       516
                                       =========                  =======

                   See accompanying notes.

                     EL PASO CORPORATION
         NOTES TO THE UNAUDITED PRO FORMA CONDENSED
              CONSOLIDATED FINANCIAL STATEMENTS


El Paso Historical
------------------

     These amounts represent our condensed historical consolidated balance sheet and income statements derived from our Quarterly Report on Form 10-Q as of and for the quarter ended March 31, 2002, and our Annual Report on Form 10-K for the year ended December 31, 2001.

Pro Forma Adjustments
---------------------

   These amounts represent the estimated historical results and balances of the San Juan Basin gathering assets and the Texas and New Mexico midstream assets as of and for the periods presented, as well as pro forma adjusting entries to reflect the sales of these assets, each of which is discussed below.

Pro Forma Adjusting Entries
---------------------------

(a) To record the sale of the San Juan Basin gathering assets, including other assets, investments and related contracts for an estimated $800 million in cash. Based on the net book values of the assets sold, an estimated pretax gain on the sale of these assets of $424 million, net of our ownership interest in El Paso Energy Partners, is reflected in retained earnings.

(b) To  record  the  sale   of  the  Texas  and   New  Mexico
    midstream assets for approximately $735 million. Net proceeds from this sale included:

     *  Cash totaling $539 million;
     * Common units of the partnership with a fair value of approximately $6 million; and
     *  An interest in   the Prince Production platform and an
        overriding royalty interest in the Prince field, having a combined estimated fair value of $190 million.

    The pro forma adjustment also reflects the assumption of $24 million of environmental liabilities by El Paso Energy Partners, the adjustment for working capital changes through closing of the sale and income tax related adjustments. Based on the net book values of the assets sold, there was no book gain or loss on this sale.

(c) To record the use of cash proceeds from these sales to repay short-term borrowings.

(d) To record the income tax impact of the gain on the sale of the San Juan Basin gathering assets using an estimated effective tax rate of 35 percent.

(e) To exclude the historical results of the San Juan Basin gathering assets and the Texas and New Mexico midstream assets for the periods presented. Income tax expenses were adjusted at an estimated effective income tax rate of 35 percent.

(f) To record the impact of income from the Prince Production platform and the overriding royalty interest in the Prince field received in the sale of the Texas and New Mexico midstream assets. Income tax expenses were adjusted at an estimated effective income tax rate of 35 percent.

(g) To record the impact on interest expense associated with our use of the sales proceeds to reduce short-term borrowings. The rate used to determine these amounts is based on a weighted average interest rate as of March 31, 2002 of 2.7 percent. If this interest rate increased or decreased by 0.25 percent, the impact on interest expense would have been higher or lower by approximately $1 million for the quarter ended March 31, 2002, and by approximately $3 million for the year ended December 31, 2001.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EL PASO CORPORATION

                              By:   /s/ JEFFREY I. BEASON
                                -------------------------
                                      Jeffrey I. Beason
                                    Senior Vice President
                                       and Controller
                                 (Principal Accounting Officer)

Date:  June 14, 2002